Organization	12 Months Ended
Dec. 31, 2012
Organization
Organization

Note 1. Organization

Government Properties Income Trust, or the Company, we or us, was organized as a real estate investment trust, or REIT, under Maryland law on February 17, 2009 as a wholly owned subsidiary of CommonWealth REIT, or CWH. At the time of our organization, we issued 9.95 million of our common shares of beneficial interest, par value $.01 per share, or our common shares, to CWH.  On April 24, 2009, we acquired 100% ownership of our 29 initial properties, or the Initial Properties, by means of a contribution from CWH to one of our subsidiaries. On June 8, 2009, we closed on our initial public offering, or IPO, and we became a separate publicly owned company.

As of December 31, 2012, we owned 84 properties, including two properties classified as discontinued operations, or the Properties, located in 32 states and the District of Columbia containing approximately 10.2 million rentable square feet.